This is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-5398.

ALLIANCE CAPITAL [LOGO]/(R)/
                                                     ALLIANCE VARIABLE PRODUCTS
                                                     SERIES FUND, INC.

-------------------------------------------------------------------------------
P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520 TOLL FREE (800) 221-5672

-------------------------------------------------------------------------------

Alliance Variable Products Series Fund, Inc. (the "Fund") is an open-end se-ries investment company designed to fund variable annuity contracts and vari-able life insurance policies to be offered by the separate accounts of certain life insurance companies.

-------------------------------------------------------------------------------
                           PREMIER GROWTH PORTFOLIO

-------------------------------------------------------------------------------

PREMIER GROWTH PORTFOLIO (the "Portfolio") seeks growth of capital rather than current income. In pursuing its investment objective, the Premier Growth Port-folio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not in-tended for investors whose principal objective is assured income or preserva-tion of capital.

(R) :This is a registered mark used under license from the owner, Alliance Capital Management L.P.
-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            PROSPECTUS/May 1, 1996 (as amended as of July 22, 1996)
 Investors are advised to carefully read this Prospectus and to retain it for future reference.

--------------------------------------------------------------------------------
                              PURCHASE INFORMATION
--------------------------------------------------------------------------------
The Fund will offer and sell its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity contracts and variable life insurance policies. Sales will be made without sales charge at the Portfolio's per share net asset value. Further information can be ob-tained from Alliance Fund Services, Inc. at the address or telephone number shown above.

An investment in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit In-surance Corporation, the Federal Reserve Board or any other agency.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
This Prospectus sets forth concisely the information which a prospective in-vestor should know about the Fund and the Portfolio before applying for certain variable annuity contracts and variable life insurance policies offered by par-ticipating insurance companies. It should be read in conjunction with the Pro-spectus of the separate account of the specific insurance product which accom-panies this Prospectus. A "Statement of Additional Information" dated May 1, 1996 (as amended as of July 22, 1996), which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the address or telephone number shown above.

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

      ANNUAL PORTFOLIO OPERATING EXPENSES
       (AS A PERCENTAGE OF AVERAGE NET ASSETS)
       Management Fees...................................................  .76%*
       Other Expenses....................................................  .19%*
                                                                           ---
       Total Portfolio Operating Expenses................................  .95%
                                                                           ===

--------
 * Net of expense reimbursement.

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period).

             1 YEAR             3 YEARS                       5 YEARS                       10 YEARS
             ------             -------                       -------                       --------
              $10                 $30                           $52                           $116

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. Expense Information for the Portfolio has been restated to reflect current fees. The expenses listed in the table for the Portfolio are net of voluntary expense reimbursements, which are not required to be con-tinued indefinitely; however, the Adviser intends to continue such reimburse-ments for the foreseeable future. The expenses of the Portfolio, before ex-pense reimbursements, would be: Management Fees --1.00%, Other Expenses --
 .19% and Total Portfolio Operating Expenses -- 1.19%. The example should not be considered representative of future expenses; actual expenses may be greater or less than those shown.

                             FINANCIAL HIGHLIGHTS
  The following information as to net asset value, ratios and certain supple-mental data for each of the periods shown below has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon (referring to Financial Highlights) appears in the Statement of Additional In-formation. The following information should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the Fund's performance is contained in the Fund's annual report, which is available without charge upon request.

                              YEAR ENDED DECEMBER 31,          JUNE 26, 1992(A)
                              -----------------------------           TO
                               1995       1994       1993      DECEMBER 31, 1992
                              -------    -------    -------    -----------------
Net asset value, beginning
 of period..................  $ 12.37    $ 12.79    $ 11.38         $10.00
                              -------    -------    -------         ------
INCOME FROM INVESTMENT OPER-
 ATIONS
 Net investment income(b)...      .09(c)     .03(c)     -0-(c)         .06(c)
 Net realized and unrealized
  gain (loss) on invest-
  ments.....................     5.44       (.41)      1.43           1.32
                              -------    -------    -------         ------
 Net increase (decrease) in
  net asset value from oper-
  ations....................     5.53       (.38)      1.43           1.38
                              -------    -------    -------         ------
LESS: DISTRIBUTIONS
 Dividends from net invest-
  ment income...............     (.03)      (.01)      (.01)           -0-
 Distributions from net re-
  alized gains..............     (.07)      (.03)      (.01)           -0-
                              -------    -------    -------         ------
 Total dividends and distri-
  butions...................     (.10)      (.04)      (.02)           -0-
                              -------    -------    -------         ------
 Net asset value, end of pe-
  riod......................  $ 17.80    $ 12.37    $ 12.79         $11.38
                              =======    =======    =======         ======
TOTAL RETURN
 Total investment return
  based on net asset val-
  ue(d).....................    44.85%     (2.96)%    12.63%         13.80%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
  (000's omitted)...........  $29,278    $37,669    $13,659         $3,760
 Ratio to average net assets
  of:
 Expenses, net of waivers
  and reimbursements........      .95%       .95%      1.18%           .95%(e)
 Expenses, before waivers
  and reimbursements........     1.19%      1.40%      2.05%          4.20%(e)
 Net investment income......      .55%       .42%       .22%           .96%(e)
 Portfolio turnover rate....       97%        38%        42%            14%

-------
(a) Commencement of operations.
(b) Net of expenses reimbursed or waived by investment adviser.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.

                          DESCRIPTION OF THE PORTFOLIO
INTRODUCTION TO THE FUND

The Fund was established as a corporation in Maryland. The Fund is an open-end management investment company commonly known as a "mutual fund" whose shares are offered in separate series each referred to as a "portfolio." Because the Fund offers multiple portfolios, it is known as a "series fund." Each portfolio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies.

A shareholder in the Portfolio will be entitled to his or her pro rata share of all dividends and distributions arising from the Portfolio's assets and, upon redeeming shares of the Portfolio, the shareholder will receive the then cur-rent net asset value of the Portfolio represented by the redeemed shares. (See "Purchase and Redemption of Shares"). While the Fund has no present intention of doing so, the Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives.

The Fund currently has 18 Portfolios, 1 of which is offered by this Prospectus.

The Fund is intended to serve as the investment medium for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

It is conceivable that in the future it may be disadvantageous for variable an-nuity and variable life insurance separate accounts to invest simultaneously in the Fund. Currently, however, the Fund does not foresee any disadvantage to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Directors intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in re-sponse thereto.

The investment objectives and policies of the Portfolio are set forth below. There can be, of course, no assurance that the Portfolio will achieve its in-vestment objective.

INVESTMENT OBJECTIVE AND POLICIES

GENERAL

The Portfolio's investment objectives cannot be changed without approval by the holders of a majority of such Portfolio's outstanding voting securities, as de-fined in the Investment Company Act of 1940, as amended (the "Act"). The Fund may change the Portfolio's investment policies that are not designated "funda-mental policies" within the meaning of the Act upon notice to shareholders of the Portfolio, but without their approval. The types of portfolio securities in which the Portfolio may invest are described in greater detail below.

The investment objective of the Portfolio is growth of capital by pursuing ag-gressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Portfolio's investment objec-tive will be met. The Portfolio is therefore not intended for investors whose principal objective is assured income and conservation of capital.

The Portfolio will invest predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, care-fully selected, high-quality U.S. companies that, in the judgment of Alliance Capital Management L.P. (the "Adviser"), are likely to achieve superior earn-ings growth. The Portfolio's investments in the 25 such companies most highly regarded at any point in time by the Adviser will usually constitute approxi-mately 70% of the Portfolio's net assets. Normally, approximately 40 companies will be represented in the Portfolio's investment portfolio. The Portfolio thus differs from more typical equity mutual funds by investing most of its assets in a relatively small number of intensively researched companies.

The Portfolio will, under normal circumstances, invest at least 85% of the value of its total assets in the equity securities of U.S. companies. The Portfolio defines U.S. companies to be entities (i) that are organized under the laws of the United States and have their principal office in the United States, and (ii) the equity securities of which are traded principally in the United States securities markets.

Within the investment framework described herein, Alfred Harrison, who heads the Adviser's "Large Cap Growth Group," is ultimately responsible for the in-vestment decisions for the Portfolio. In managing the Portfolio's assets, the Adviser's investment strategy emphasizes stock selection and investment in the securities of a limited number of issuers. The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. The research staff generally follows a primary research universe of approximately 600 companies which are considered by the Adviser to have strong management, superior industry posi-tions, excellent balance sheets and the ability to demonstrate superior earn-ings growth. As one of the largest multi-national investment firms, the Ad-viser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe.

The Adviser's analysts prepare their own earnings estimates and financial mod-els for each company followed. While each analyst has responsibility for fol-lowing companies in one or more identified sectors and/or industries, the lat-eral structure of the Adviser's research organization and constant communica-tion among the analysts result in decision-making based on the relative at-tractiveness of stocks among industry sectors. The focus during this process is on the early recognition of change on the premise that value is created through the dynamics of changing company, industry and economic fundamentals. Research emphasis is placed on the identification of companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

The Adviser continually reviews its primary research universe of approximately 600 companies to maintain a list of favored securities, the "Alliance 100," considered by the Adviser to have the most clearly superior earnings potential and valuation attraction. The Adviser's concentration on a limited universe of companies allows it to devote its extensive resources to constant intensive research of these companies. Companies are constantly added to and deleted from the Alliance 100 as fundamentals and valuations change. The Adviser's Large Cap Growth Group, in turn, further refines, on a weekly basis, the se-lection process for the Portfolio with each portfolio manager in the Group se-lecting the 25 such companies which appear to the manager to be most attrac-tive at their current prices. These individual ratings are then aggregated and ranked to produce a composite list of the 25 most highly regarded stocks, the "Favored 25." As noted above, approximately 70% of the Portfolio's net assets will usually be invested in the Favored 25 with the balance of the Fund's in-vestment portfolio consisting principally of other stocks in the Alliance 100. Portfolio emphasis upon particular industries or sectors is a by-product of the stock selection process rather than the result of assigned targets or ranges.

In the management of the Portfolio's investment portfolio, the Adviser will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Portfolio's positions. The Portfolio will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weaknesses and to sell or reduce overpriced holdings. Under normal circumstances, the Portfolio will remain substantially fully in-vested in equity securities and will not take significant cash positions for market timing purposes. Rather, during a market decline, while adding to posi-tions in favored stocks, the Portfolio will tend to become somewhat more aggressive, gradually reducing somewhat the number of companies represented in the Portfolio's portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio will tend to become somewhat more conservative, gradually increasing the number of companies represented in the Portfolio's portfolio. Through this "buying into declines" and "selling into strength," the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average weighted market capitalization of companies represented in the Portfolio's portfolio (i.e., the number of a company's shares outstanding multiplied by the price per share) to normally be in the range of or exceed the average weighted market capitalization of companies comprising the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity based upon the aggregate perfor-mance of a selected portfolio of publicly traded stocks, including monthly adjust-ments to reflect the reinvestment of dividends and distributions.

The Portfolio intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Portfolio's management, the securities of a particular company will, within a reasonably estimable pe-riod of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

Short Sales. The Portfolio may not sell securities short, except that it may make short sales "against the box." A short sale is effected by selling a se-curity which the Portfolio does not own, or if the Portfolio does own such se-curity, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Not more than 15% of the value of the Portfolio's net assets will be in deposits on short sales "against the box."

Puts and Calls. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof or similar op-tions. The Portfolio may not write put options. The buyer of an option, upon payment of a premium obtains, in the case of a put option, the right to de-liver to the writer of the option and, in the case of a call option, the right to call upon the writer to deliver, a specified number of shares of a speci-fied stock on or before a fixed date at a predetermined price.

Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. When calls written by the Portfolio are exercised, the Portfolio will be obligated to sell stocks below the current market price. A call written by the Portfolio will not be sold un-less the Portfolio at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities, or (b) an offsetting call option on the same securities.

The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio, which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

As noted, the Portfolio may also purchase and sell put and call options writ-ten by others, combinations thereof, or similar options, but the aggregate cost of all outstanding options purchased and held by the Portfolio shall at no time exceed 10% of the Portfolio's total assets. There are markets for put and call options written by others and the Portfolio may from time to time sell or purchase such options in such mar-kets. If an option is not so sold and is permitted to expire without being ex-ercised, its premium would be lost by the Portfolio.

  Options on Market Indices. The Portfolio may purchase and sell exchange-traded index options. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

OTHER INVESTMENT POLICIES AND TECHNIQUES

 REPURCHASE AGREEMENTS

The Portfolio may enter into agreements pertaining to U.S. Government Securi-ties.

A repurchase agreement arises when a buyer purchases a security and simultane-ously agrees to resell it to the vendor at an agreed-upon future date, nor-mally one day or a few days later. The resale price is greater than the pur-chase price, reflecting an agreed-upon interest rate. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investment of a longer-term nature. The Portfolio requires continual maintenance for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has es-tablished procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.

 WRITING COVERED CALL OPTIONS

The Portfolio may write covered call options listed on one or more national securities exchanges. A call option gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to purchase from the writer of the option a specified number of shares of a specified security on or before a fixed date, at a predetermined price. The Portfolio is permit-ted to write call options but may not do so unless it at all times during the option period owns the optioned securities, or securities convertible or car-rying rights to acquire the optioned securities at no additional cost. The Portfolio may not write covered call options in excess of 25% of its assets.

The Portfolio may terminate its obligation to the holder of an option written by it through a "closing purchase transaction." It may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. The Portfolio realizes a profit or loss from a closing purchase transaction if the cost of the transaction is more or less than the premium received by it from writing the option. Although the writing of covered call options only on na-tional securities exchanges increases the likelihood of the Portfolio being able to make closing purchase transactions, there is no assurance that it will be able to effect closing purchase transactions at any particular time or at an acceptable price. The writing of covered call options could result in in-creases in the portfolio turnover of the Portfolio, especially during periods when market prices of the underlying securities appreciate.

 LOANS OF PORTFOLIO SECURITIES

The Portfolio may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash, U.S. Government securi-ties, other liquid high-quality debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is depos-ited and maintained by the borrower with the Portfolio.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrow-er, the Adviser (subject to review by the Directors) will consider all rele-vant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned thereon and the Portfolio may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan. The Directors will monitor the lending of securities by the Portfolio. No more than 30% of the value of the assets of the Portfolio may be loaned at any time, nor will the Portfolio lend its portfolio securities to any officer, director, employee or affiliate of either the Fund or the Adviser.

 FOREIGN SECURITIES

The Portfolio may invest in listed and unlisted foreign securities without limitation, although it intends to invest at least 85% of the value of its to-tal assets in the equity securities of American companies. The Portfolio may convert U.S. Dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment. The Portfolio may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates.

The values of foreign securities investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic, taxation or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. dollar value of the Portfolio's net assets and income attributable to foreign securities. Costs are incurred in connection with conversions between various currencies held by the Portfolio. In addi-tion, there may be substantially less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and require-ments comparable to those of domestic issuers. Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particu-lar, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in ac-cordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation account-ing rules in some of the countries in which the Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domes-tic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxa-tion, lack of uniform accounting and auditing standards and potential diffi-culties in enforcing contractual obligations and could be subject to extended settlement periods.

 ILLIQUID SECURITIES
Subject to any more restrictive applicable investment policies, the Portfolio will not maintain more than 15% of its net assets in illiquid securities. For purposes of the Portfolio's investment objective and policies and investment restrictions, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended, that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser will monitor the liquidity of such securities under the supervision of the Board of Directors. See the Statement of Additional Information for further discussion of illiquid securities.

 FIXED-INCOME SECURITIES
Should the Portfolio invest in fixed income securities, the value of its shares will fluctu-ate with the value of such investments. The value of the Portfolio's invest-ments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the val-ues of the Portfolio's securities generally decline.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio's portfolio will be unavoidable.

 SECURITIES RATINGS

The ratings of fixed-income securities by S&P and Moody's are a generally ac-cepted barometer of credit risk. They are, however, subject to certain limita-tions from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of dif-ference in credit risk of securities within each rating category.

 DEFENSIVE POSITION

When business or financial conditions warrant, the Portfolio may assume a tem-porary defensive position and invest without limit in high grade fixed income securities or hold their assets in cash equivalents, including (i) short-term obligations of the U.S. Government and its agencies or instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings de-posits of banks having total assets of more than $1 billion and which are mem-bers of the Federal Deposit Insurance Corporation, and (iii) commercial paper of prime quality rated A-1 or higher by S&P or Prime-1 or higher by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's.

 PORTFOLIO TURNOVER

Generally, the Fund's policy with respect to turnover of securities held in the Portfolio is to purchase securities for investment purposes and not for the purpose of realizing short-term trading profits or for the purpose of ex-ercising control. When circumstances warrant, however, securities may be sold without regard to the length of time held.

The annual portfolio turnover rate of the Portfolio may be in excess of 100%. A 100% annual portfolio turnover rate would occur, for example, if all of the stocks in a portfolio were replaced in a period of one year. A 100% turnover rate is greater than that of most other investment companies, including those which emphasize capital appreciation as a basic policy, and may result in cor-respondingly greater brokerage commissions being paid by the Portfolio and a higher incidence of short-term capital gain taxable as ordinary income. See "Dividends, Distributions and Taxes."

A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. In order to continue to qualify as a regulated investment company for Federal tax purposes, less than 30% of the annual gross income of the Portfolio must be derived from the sale of securi-ties held by the Portfolio for less than three months. See "Dividends, Distri-butions and Taxes."

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted certain fundamental investment policies applicable to the Portfolio which may not be changed with respect to the Portfolio without the approval of the shareholders of the Portfolio. Certain of those fundamental investment policies are set forth below. For a complete listing of such funda-mental investment policies, see the Statement of Additional Information.

Briefly, with respect to the Portfolio these fundamental investment policies provide that it may not: (i) invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such pur-chases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of the Portfolio may be invested without regard to such 5% limitation; (ii) acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all in-debtedness of an issuer shall be deemed a single class); (iii) invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and in-terest-bearing deposits. For purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a sep-arate industry; (iv) borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not ex-ceeding 15% of its total assets at the time of borrowing; (v) mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph (iv) above (in an aggregate amount not to exceed 15% of total assets of the Portfolio), (vi) invest in il-liquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be invested in such se-curities; or (vii) invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days.

In addition, the Fund has adopted an investment policy, which is not desig-nated a "fundamental policy" within the meaning of the Act, of intending to have the Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Internal Revenue Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval.

                            MANAGEMENT OF THE FUND
DIRECTORS

John D. Carifa, Chairman of the Board and President, is President of Alliance Capital Management Corporation ("ACMC"), the sole general partner of the Ad-viser, with which he has been associated since prior to 1991.

Ruth Block is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). She was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States since prior to 1991.

David H. Dievler was formerly President of the Fund, and a Senior Vice Presi-dent of ACMC, with which he had been associated since prior to 1991.

John H. Dobkin is President of Historic Hudson Valley (historic preservation) since prior to 1991. Previously, he was Director of the National Academy of Design. From 1987 to 1992, he was a Director of ACMC.

William H. Foulk, Jr. was formerly a Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1991.

Dr. James M. Hester is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation since prior to 1991. He was formerly President of New York University, The New York Botanical Garden and Rector of the United Nations University.

Clifford L. Michel is a member of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1991.

Robert C. White is a Vice President and the Chief Financial Officer of the Howard Hughes Medical Institute, with which he has been associated since prior to 1991.

ADVISER

Alliance Capital Management L.P., a Delaware limited partnership with princi-pal offices at 1345 Avenue of the Americas, New York, New York 10105 has been retained under an investment advisory agreement (the "Investment Advisory Agreement") to provide investment advice and, in general, to conduct the man-agement and investment program of each of the Fund's Portfolios subject to the general supervision and control of the Board of Directors of the Fund.

The employee of the Adviser principally responsible for the Portfolio's in-vestment program since its inception is Alfred Harrison, who is Vice Chairman of ACMC, with which he has been associated since prior to 1991.

The Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1996 totaling more than $168 billion (of which approximately $56 billion represented the assets of investment compa-
nies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by the Ad-viser comprising

108 separate investment portfolios currently have over two million sharehold-ers. As of June 30, 1996, the Adviser was retained as an investment manager by 33 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equita-ble Life Assurance Society of the United States ("Equitable"), one of the larg-est life insurance companies in the United States and a wholly owned subsidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Statement of Ad-ditional Information under "Management of the Fund."

The Adviser provides investment advisory services and order placement facili-ties for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers. The Portfolio pays the Adviser at an annual rate of 1.000% of its average daily net asset value.

The fees are accrued daily and paid monthly. For the year ended December 31, 1995 the Adviser received an advisory fee from the Portfolio equal to .76% of its average net assets.

The Commission takes the position that the rate of fee applicable to the Port-folio is higher than that paid by most other investment companies; however, the Adviser believes the fee is comparable to that paid by investment companies of similar investment orientation.

EXPENSES OF THE FUND

In addition to the payments to the Adviser under the Investment Advisory Agree-ment described above, the Fund pays certain other costs including (a) custody, transfer and dividend disbursing expenses, (b) fees of Directors who are not affiliated with the Adviser, (c) legal and auditing expenses, (d) clerical, ac-counting and other office costs, (e) costs of printing the Fund's prospectuses and shareholder reports, (f) cost of maintaining the Fund's existence, (g) in-terest charges, taxes, brokerage fees and commissions, (h) costs of stationery and supplies, (i) expenses and fees related to registration and filing with the Commission and with state regulatory authorities, and (j) cost of certain per-sonnel of the Adviser or its affiliates rendering clerical, accounting and other services to the Fund.

As to the obtaining of clerical and accounting services not required to be pro-vided to the Fund by the Adviser under the Investment Advisory Agreement, the Fund may employ its own personnel. For such services, it may also utilize per-sonnel employed by the Adviser or by its affiliates; in such event, the serv-ices are provided to the Fund at cost and the payments specifically approved in advance by the Fund's Board of Directors.

For the year ended December 31, 1995, the ordinary operating expenses of the Portfolio were .95% of the Portfolio's average net assets, net of voluntary ex-pense reimbursements.

                       PURCHASE AND REDEMPTION OF SHARES
PURCHASE OF SHARES

Shares of the Portfolio are offered on a continuous basis directly by the Fund and by Alliance Fund Distributors, Inc., the Fund's Principal Underwriter, to the separate accounts of certain life insurance companies without any sales or other charge, at the Portfolio's net asset value, as described below. The sep-arate accounts of insurance companies place orders to purchase shares of the Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursu-ant to variable annuity contracts and variable life insurance policies which are funded by shares of the Portfolio. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Individuals may not place orders directly with the Fund. See the Prospectus of the separate account of the participating in-surance company for more information on the purchase of Portfolio shares.

The public offering price of the Portfolio's shares is their net asset value. The per share net asset value of the Portfolio is computed in accordance with the Fund's Articles of Incorporation and By-Laws, at the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares. The Fund's per share net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any week-day exclusive of days on which the Exchange is closed (most national holidays and Good Friday). For purposes of this computation, the securities in the Portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Directors believe would accurately reflect fair market value. Portfolio securities may also be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities.

REDEMPTION OF SHARES

An insurance company separate account may redeem all or any portion of the shares of the Portfolio in its account at any time at the net asset value per share of the Portfolio next determined after a redemption request in proper form is furnished to the Fund or the Principal Underwriter. Any certificates representing shares being redeemed must be submitted with the redemption re-quest. Shares redeemed are en titled to earn dividends, if any, up to and in-cluding the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be post-poned for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by the Portfolio is not reasonably practicable or as a re-sult of which it is not reasonably practicable for the Fund fairly to deter-mine the value of the Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio will declare and distribute dividends from net investment income and will distribute its net capital gains, if any, at least annually. Such in-come and capital gains distributions will be made in shares of the Portfolio. Net income consists of all accrued interest income on Portfolio assets less the Portfolio's expenses (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses are re-flected in net asset value and are not included in net income.

The Portfolio qualified and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). If so qualified, the Portfolio will not be subject to Federal income or excise taxes on its investment company taxable income and net capi-tal gains to the extent such investment company taxable income and net capital gains are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from the Portfolio are not currently taxable when left to accumulate within a variable annuity (other than an annuity interest owned by a person who is not a natural person) or variable life insurance contract. Distributions of net investment income and net short-term capital gain will be treated as ordinary income and distributions of net long-term capital gain will be treated as long-term capi-tal gain in the hands of the insurance companies.

Section 817(h) of the Code requires that the investments of a segregated asset ac-count of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated there-under, in order for the holders of the vari- able annuity contracts or variable life insurance policies under-lying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annui-ties or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its pro-portionate share of each of the assets of the regulated investment company. The Portfolio plans to satisfy these conditions at all times so that the shares of the Portfolio owned by a segregated asset account of a life insur-ance company will be subject to this treatment under the Code.

For information concerning federal income tax consequences for the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

                              GENERAL INFORMATION

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the or-ders for portfolio transactions for the Fund. Portfolio transactions for the Portfolio are normally effected by brokers.

The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing or-ders, it is the policy of the Fund to obtain the best price and execution for its transactions. Consis-tent with the objective of obtaining best execution, the Fund may use brokers and dealers who provide research, statistical and other information to the Ad-viser.

There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker. Consistent with the Conduct Rules of the National As-sociation of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

The Fund may from time to time place orders for the purchase or sale of secu-rities on an agency basis with Donaldson, Lufkin & Jenrette Securities Corpo-ration, an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of Donald-son, Lufkin and Jenrette Securities Corporation, for which Donaldson, Lufkin and Jenrette Securities Corporation may receive a portion of the brokerage commission. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that Donaldson, Lufkin &
Jenrette Securities Corporation is an affiliate of the Adviser.

ORGANIZATION

The Fund is a Maryland corporation organized on November 17, 1987. The autho-rized capital stock of the Fund consists solely of 9,500,000,000 shares of Common Stock having a par value of $.001 per share, which may, without share-holder approval, be divided into an unlimited number of series. Such shares are currently divided into 18 series, one underlying each portfolio of the Fund. Shares of each portfolio are normally entitled to one vote for all pur-poses. Generally, shares of all portfolios vote as a single series on matters, such as the election of Directors, that affect all portfolios in substantially the same manner. Maryland law does not require a registered investment company to hold annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available certain procedures for the removal of Directors. Shares of each portfolio are freely transferable, are entitled to dividends as determined by the Board of Directors and, in liquidation of the Fund, are en-titled to receive the net assets of that portfolio. Shareholders have no pref-erence, pre-emptive or conversion rights. In accordance with current law, it is anticipated that an insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Fund will request voting instructions from contract or policyholders and will vote shares in the separate account in accordance with the voting instructions received.

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of the Adviser, is the Princi-pal Underwriter of shares of the Fund.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachu-setts 02110, acts as Custodian for the securities and cash of the Fund and as its dividend disbursing agent, but plays no part in deciding on the purchase or sale of portfolio securities.

REGISTRAR AND DIVIDEND-DISBURSING AGENT

Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Ad-viser, located at 500 Plaza Drive, Secaucus, New Jersey, 07094, acts as the Fund's registrar and dividend-disbursing agent.

ADDITIONAL INFORMATION

Any shareholder inquiries may be directed to Alliance Fund Services, Inc. at the address or telephone number shown on the front cover of this Prospectus. This Prospectus and the Statement of Additional Information which has been in-corporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This Prospectus does not constitute an offering in any state in which such of-fering may not lawfully be made.

00250292.AZ6